August 21, 2002
                             Blue Chip Investor Fund
                            Supplement to Prospectus
                             Dated January 1, 2002


Effective August 21, 2002, the sections entitled "Cost of Investing in the Fund" and "Expense Example" have been replaced with the following to reflect the estimated impact of borrowing on the Fund's expenses:


COSTS OF INVESTING IN THE FUND


The following table describes the estimated expenses and fees that you may pay if you buy and hold shares of the Blue Chip Investor Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.


[Side panel: The Fund is a no-load fund, which means you do not pay any fees when you buy or sell shares of the Fund. As a result, all of your investment goes to work for you.]



SHAREHOLDER FEES                                                The Fund

(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases                          None
Deferred Sales Charge (Load)                                      None
Sales Charge (Load) Imposed on Reinvested Dividends               None
Exchange Fee                                                      None
Redemption Fee                                                    None

Annual Fund Operating Expenses(expenses that are deducted from Fund assets)
Management Fees                                                   1.00%
12b-1 Distribution Fees                                           None
Other Expenses
  Interest Expense                                                0.35%
  Remainder of Other Expenses                                     1.00%
  Total Other Expenses                                            1.35%
Total Annual Fund Operating Expenses                              2.35%
Fee Waiver/Expense Reimbursement(a)                               2.00%
Net Annual Fund Operating Expenses                                0.35%

     (a ) The Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 0.00% of its average daily net assets through December 31, 2002, and at 1.50% of its average daily net assets for calendar years 2003 and 2004.




Prospectus 8


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EXPENSE EXAMPLE


The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     [Side panel: UNDERSTANDING EXPENSES: Operating a mutual fund involves a variety of expenses including those for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund's assets in the form of management fees and service fees. Their effect is already factored into the Fund's daily share price and returns.]



                                        One Year                  Three Years
Your costs:
Blue Chip Investor Fund                   $ 36                        $435





Prospectus 9
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